Remeasurement items affecting operating profit	12 Months Ended
Jun. 30, 2018
Remeasurement items affecting operating profit
Remeasurement items affecting operating profit

9Remeasurement items affecting operating profit

		2018	2017	2016
for the year ended 30 June	Note	Rm	Rm	Rm
Effect of remeasurement items for subsidiaries and joint operations
Impairment of		9 115	2 477	12 320
property, plant and equipment	17	7 623	415	8 424
assets under construction	18	1 492	1 942	3 586
goodwill and other intangible assets		—	120	310
Reversal of impairment of		(354)	(1 136)	—
property, plant and equipment	17	—	(272)	—
assets under construction	18	(14)	(849)	—
goodwill and other intangible assets		(56)	—	—
equity accounted investments		(269)	(15)	—
other assets		(15)	—	—
Fair value write down - assets held for sale		—	64	—
Loss/(profit) on	10	828	211	936
disposal of property, plant and equipment		(3)	(25)	(412)
disposal of goodwill and other intangible assets		11	4	24
disposal of other assets		(1)	—	(1)
disposal of businesses		(833)	(51)	226
scrapping of property, plant and equipment		454	183	266
disposal and scrapping of assets under construction		1 200	100	833
Write-off of unsuccessful exploration wells	18	312	—	(3)
Realisation of foreign currency translation reserve		—	—	(361)

Remeasurement items per income statement		9 901	1 616	12 892
Tax effect		(1 834)	(532)	(829)
Non-controlling interest effect		(9)	(7)	(17)

Total remeasurement items for subsidiaries and joint operations, net of tax		8 058	1 077	12 046
Effect of remeasurement items for equity accounted investments		11	14	13

Total remeasurement items for the group, net of tax		8 069	1 091	12 059

Impairment/reversal of impairments

The group’s non-financial assets, other than inventories and deferred tax assets, are reviewed for impairment at each reporting date or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverable amounts are estimated for individual assets or, where an individual asset cannot generate cash inflows independently, the recoverable amount is determined for the larger cash generating unit to which it belongs.

Impairment calculations

The recoverable amount of the assets reviewed for impairment is determined based on the higher of the fair value less costs to sell or value-in-use calculations. Key assumptions relating to this include the discount rate and cash flows. Future cash flows are estimated based on financial budgets covering a five year period and extrapolated over the useful life of the assets to reflect the long term plans for the company using the estimated growth rate for the specific business or project. Where reliable cash flow projections are available for periods longer than five years, those budgeted cash flows are used in the impairment calculation. The estimated future cash flows and discount rate are post-tax, based on the assessment of current risks applicable to the specific entity and country in which it operates. Discounting post-tax cash flows at a post-tax discount rate yields the same results as discount pre-tax cash flows at a pre-tax discount rate, assuming there are no significant temporary tax differences.

Main assumptions used for impairment calculations

		2018	2017	2016
Long-term average crude oil price (Brent) (nominal)*	US$/bbl	73,91	74,29	85,37
Long-term average gas price (Henry Hub), excluding margins (real)*	US$/mmbtu	3,49	3,69	3,73
Long-term average ethane price (nominal)*	US$c/gal	37,42	44,27	62,49
Long-term average exchange rate*	Rand/US$	13,57	14,71	14,95

*

Assumptions are provided on a long-term average basis. The 2018 and 2017 oil price and exchange rate assumptions are calculated based on a five year period, while the ethane price is calculated based on a ten year period. The Henry Hub gas price is linked to the plant’s useful life and calculated until 2041. Oil price and exchange rate assumptions provided for 2016 are based on a ten year period.

			United
		South	States of
		Africa	America	Europe	Canada
		%	%	%	%
Growth rate — long-term Producer Price Index	2018	5,50	2,00	2,00	2,00
Weighted average cost of capital*	2018	12,71	7,56	7,68 - 9,35	7,68
Discount rate — risk adjusted	2018	12,71	7,56	7,68 - 9,35	10,00
Growth rate — long-term Producer Price Index	2017	5,50	2,00	2,00	2,00

Weighted average cost of capital*	2017	12,50	6,60	6,60 - 8,22	6,60
Discount rate — risk adjusted	2017	12,50	6,60	6,60 - 8,22	9,50 - 9,80

Growth rate — long-term Producer Price Index	2016	6,02	2,52	1,80	2,00
Weighted average cost of capital*	2016	14,05	8,00	8,00 - 9,35	8,00
Discount rate — risk adjusted	2016	14,05	8,00	8,00 - 9,35	9,50 - 9,80

*	Calculated using spot market factors on 30 June.

Areas of judgement:

Management determines the expected performance of the assets based on past performance and its expectations of market developments. The weighted average growth rates used are consistent with the increase in the geographic segment long-term Producer Price Index. Estimations are based on a number of key assumptions such as volume, price and product mix which will create a basis for future growth and gross margin. These assumptions are set in relation to historic figures and external reports. If necessary, these cash flows are then adjusted to take into account any changes in assumptions or operating conditions that have been identified subsequent to the preparation of the budgets.

The weighted average cost of capital rate (WACC) is derived from a pricing model. The variables used in the model are established on the basis of management judgement and current market conditions. Management judgement is also applied in estimating future cash flows and defining of cash-generating units. These values are sensitive to the cash flows projected for the periods for which detailed forecasts are not available and to the assumptions regarding the long-term sustainability of the cash flows thereafter.

Significant impairments and reversals of assets in 2018

				Goodwill
		Property,	Assets	and other
		plant and	under	intangible
		equipment	construction	assets	Other	Total
	Business	2018	2018	2018	2018	2018
Cash-generating unit (CGU)	segmentation	Rm	Rm	Rm	Rm	Rm

Chlor Vinyls value chain	Base Chemicals	4 866	299	—	—	5 165
Sasol Canada — Shale gas assets	Exploration and Production International	2 714	50	—	—	2 764
Sasol Petroleum Mozambique — Production	Exploration and Production International	—	1 143	—	—	1 143
Sharing Agreement (PSA)
Other	Various	43	(14)	(56)	(284)	(311)

		7 623	1 478	(56)	(284)	8 761

Base Chemicals — Chlor Vinyls value chain

The full carrying value of our Chlor Vinyls value chain in South Africa was impaired by R5,2 billion in 2018 due to the continued and sustained strengthening of the exchange rate outlook and the resulting impact on Base Chemicals margins.

Sasol Canada — Shale gas assets

Our shale gas assets in Canada were impaired by a further R2,8 billion (CAD281 million) in the first half of 2018 to a carrying value of R2,4 billion (CAD232 million). This impairment was due to the depressed Canadian gas market, resulting in a further decline in long-term gas prices. Variability in economic factors and project risk were adjusted for in the discount rate, and a risk-adjusted discount rate of 10% was used. These assets were previously impaired (2016 — R9,9 billion (CAD880 million); 2015 — R1,3 billion (CAD133 million); 2014 — R5,3 billion (CAD540 million)), mainly due to the declining gas prices. As at 30 June 2018, the carrying value of the Montney assets consisted of the following components:

2018
CADm
Property, plant and equipment (including mineral assets)	315
Short-term rehabilitation provision	(8)
Final carry payable on 1 July 2018	(75)

Carrying value	232

Sasol Petroleum Mozambique — PSA

At 30 June 2018 an impairment of R1,1 billion (US$94 million) was recognised in respect of the PSA asset. The project is still in an early stage of development with the impairment largely driven by lower than expected oil volumes and weaker long-term macroeconomic assumptions. A discount rate of 13,23% (2017: 12,16%) was used which takes into account the project’s exposure to both South Africa and Mozambican operating and fiscal environment.

Significant scrapping of assets

US Gas-To-Liquids (GTL)

At 31 December 2017 we scrapped the remaining capitalised FEED costs relating to our US GTL assets of R1,1 billion (US$83 million), following our formal strategic decision not to pursue new GTL ventures in future. This is in addition to an impairment recognised in 2017 of R1,7 billion (US$130 million) based on the delay of the US GTL project and the uncertainty around the probability and timing of project execution.

Significant impairments of assets in prior periods

Base Chemicals - Lake Charles Chemicals Project

In 2016, following the announcement of the US$2 billion cost overrun on the LCCP, we recognised an impairment of R956 million (US$65 million) on the Low-Density Polyethylene (LDPE) unit. In 2017, following a detailed review of the plant economics and on evaluating the results of benchmarking of similar Sasol assets, the useful life of the asset was extended from 25 years to 50 years. Based on this, the previous impairment of R849 million (US$65 million) was reversed. This re-assessment of the impairment took into account the following factors:

•	The spot WACC rate for the US decreased from 8,0% -o 6,6% at 30 June 2017;
•	Project completion advanced to 74%, giving more certainty to the timeline and cost estimates;
•	The benefit of the useful life extension created sustained headroom in the value-in-use calculation; and
•	The completion of an evaluation of the project cost and schedule, including external assurance, indicating that the project overall cost and expected milestones are achievable.

US Phenolics

In 2017 the US Phenolics assets were impaired by R527 million (US$38,4 million), in addition to R165 million (US$ 11,2 million) impaired in 2016. These impairments were largely driven by lower forecasted profit margins and lower volumes.

Sensitivity to changes in assumptions:

Management has considered the sensitivity of the impairment calculations to various key assumptions such as crude oil and gas prices, commodity prices and exchange rates. These sensitivities have been taken into consideration in determining the required impairments and reversals of impairments. The following assets are particularly impacted by changes in key assumptions:

Base Chemicals — Chlor Vinyls value chain

The performance of this CGU is highly sensitive to the rand/US dollar exchange rate. A R0,50/US$ change in the exchange rate assumption could change the recoverable amount of the CGU by approximately R986 million. The macroeconomic factors are outside of the control of management. We continue to monitor these assets for signs of recovery indicating a reversal of impairment.

Base Chemicals — Polyethylene CGU

This CGU is highly sensitive to the rand/US dollar exchange rate, chemical prices and sales volumes. At 30 June 2018, the difference between the recoverable amount and carrying value was marginal and no impairment was recognised. We continue to monitor these assets for signs of recovery.

Sasol Petroleum Mozambique — PSA

The PSA is sensitive to changes in assumptions regarding oil volumes, gas prices and discount rates. An oil volume increase of 20% would increase the recoverable amount by US$35 million. A 10% change in gas prices would change the recoverable amount by approximately US$24 - US$28 million. A 0,5% change in the discount rate would change the recoverable amount by approximately US$19 - US$21 million.

Sasol Canada — Shale gas assets

The impairment calculation is particularly sensitive to changes in volume forecasts, gas prices and exchange rates. These variables are interdependent and accordingly a 5% change in any of these variables could change the recoverable amount by R792 million — R936 million (CAD76 million — CAD90 million). Some of these factors are within the control of management and are monitored closely to minimise the impact of potential impairments. The gas price, however, is driven by global macroeconomics, and hence cannot be controlled by management. We continue to monitor this asset for further impairments or signs of recovery indicating a reversal of impairment.

Accounting policies:

Remeasurement items are items of income and expense recognised in the income statement that are less closely aligned to the operating or trading activities of the reporting entity and includes the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets. The group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and is adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

The group’s corporate assets are allocated to the relevant cash generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.